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                                                                    Exhibit 10.8

                     VIRTUAL INTERNET SERVICE PROVIDER (ISP)
                          FULL SUITE SOLUTION AGREEMENT


         THIS AGREEMENT (the "Agreement") is made and entered into as of the date of signature of the last party to sign (the "Effective Date"), by and between Cable & Wireless USA, Inc., a District of Columbia corporation with its principal place of business at 8219 Leesburg Pike, Vienna, Virginia 22132 ("C&W USA") and StupidPC, a Georgia corporation with offices at 6690 Jones Mill Court, Suite A, Norcross, Georgia ("Virtual ISP") (each being referred to individually as a "Party" and together as the "Parties").

         WHEREAS, C&W USA provides certain Internet services including Internet access, transport, interconnection, web hosing, support, and other related services.

         WHEREAS, Virtual ISP desires to offer its members, subscribers, and/or other end users ("End Users") certain of C&W USA's Internet services ("Service") as defined herein, for which Virtual ISP may be identified or co-branded as the Internet Service Provider to End Users in accordance with the terms set out herein;

         NOW, THEREFORE, in consideration of the mutual promises set forth below, the Parties hereby agree as follows:

         1   DEFINITIONS:

         1.1 "Virtual ISP", as used herein, means a sole proprietorship, partnership, corporation, or other legal entity that offers the Service to End Users for whom C&W USA will act as an Internet Service Provider ("ISP").

         1.2 "End User", as used herein, means a user or subscriber to whom the Service is made available by C&W USA offered by Virtual ISP, and who incurs usage charges to C&W USA for the Service, including members of Virtual ISP's organization such as, without limitation, individuals, corporations or other legal entities.

         1.3 "C&W USA", as used herein, means Cable & Wireless USA Inc.

         1.4 "Service" as used herein, means the Internet services provided by C&W USA to End Users offered by Virtual ISP as well as the Internet-related services provided by C&W USA to Virtual ISP for the purposes of customizing, adapting, administering, and collecting End User payments for Virtual ISP with respect to the Internet services offered to End Users, as set forth herein and in Exhibit B attached hereto.

         2   SERVICE:

         2.1 C&W USA INTERNET SERVICES. C&W USA will provide to End Users, through reprovisioning by Virtual ISP to End Users, analog or digital dial access to the Internet, and services related thereto, as follows and as described in Exhibit B, according to Virtual ISP's agreed customization and service level as described in Exhibit A.

                  2.1.1 INTERNET DOMAIN NAME. In providing the Service to End Users, C&W USA shall use the domain name determined as follows:

                           (a) USE OF EXISTING VIRTUAL ISP DOMAIN NAME. At the
                  Virtual ISP's option, C&W USA shall use an existing domain name provided by Virtual ISP, or a new domain name procured by Virtual ISP, for purposes of allowing C&W USA to provide the Service under this Agreement.


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                           (b) C&W USA PROCUREMENT OF NEW DOMAIN NAME. At the
                  Virtual ISP's option, C&W USA shall procure and establish a new domain name for purposes of C&W USA providing the Service under this Agreement, for which Virtual ISP agrees to pay the domain name reservation fee set forth in Exhibit A attached hereto.

                           (c) LIMITATIONS ON CHOICE OF DOMAIN NAME. Domain
                  names are subject to availability, and Virtual ISP acknowledges that C&W USA is not responsible for the failure to obtain a requested domain name. Furthermore, C&W USA reserves the right to reject the use of a domain name if C&W USA determines that the use of such domain name may either:
                  (i) infringe on another party's trademark; (ii) be misleading or deceptive; (iii) constitute objectionable or otherwise offensive words or language or (iv) subject C&W USA to civil or criminal liability.

                  2.1.2 SERVICE LIMITATIONS. Virtual ISP hereby acknowledges that the Services are subject to certain conditions generally beyond the control of C&W USA, including the type and condition of the equipment (personal computer, modem, etc.) of End Users. The Service may be temporarily unavailable or limited because of capacity limitations and may be temporarily interrupted or curtailed due to equipment modifications, upgrades, relocations, repairs, and similar activities necessary for the proper operation of the Service.

                  2.1.3 ACCOUNT ACTIVITY RECORDS. C&W USA shall provide periodic account activity reports to Virtual ISP coinciding with C&W USA's payment to Virtual ISP of Virtual ISP's royalty share as provided in section 4 of this Agreement. Account activity reports shall set forth End User information in detail sufficient only to allow Virtual ISP to verify its royalty share and in compliance with any applicable consumer privacy laws. Account activity reports shall be and remain the sole property of C&W USA.

                  2.1.4 OTHER SERVICES. C&W USA reserves the right to market other C&W USA Internet services and related services apart from and in addition to the Services provided herein to End Users using the Service hereunder or otherwise, including, without limitation, broadcast or distribution via the Service (e.g., email) of marketing communications designed to inform End Users of C&W USA services promotions or events.

                  2.1.5 END USER SERVICE ACCESS. Service access will be provided to End Users via a local telephone number where coverage is available. C&W USA is not responsible for any toll or other fee or charge. The Service may be remotely accessed via a toll-free number at an additional charge to be agreed upon by the Parties or End Users.

         2.2 VIRTUAL ISP RESPONSIBILITIES.

                  2.2.1 GENERAL OBLIGATIONS. Virtual ISP hereby agrees to: (i) Comply with the terms and conditions set forth herein and as more fully described in Exhibits A and B attached hereto; (ii) provide notice within 45 days with respect to any disputed royalty payment or other item contained in any billing report or invoice received from C&W USA for prompt resolution; (iii) comply fully with all applicable federal, state and local laws, regulations, and ordinances relating to the Service to be provided hereunder and the reprovisioning of the Service to the End Users, and (iv) otherwise comply with the terms and conditions as set forth herein.

                  2.2.2 GRANT OF LICENSE TO DOMAIN NAME. In consideration of the royalty sharing provisions set forth herein and in Exhibit A attached hereto and in addition to any fees due to C&W USA hereunder, Virtual ISP hereby grants to C&W USA a fully paid-up,

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         worldwide, exclusive, and irrevocable license to use the domain name in connection with providing the Service under this Agreement, as described in section 2.1, for the duration of this Agreement and according to the Termination provisions contained herein. To the extent that such license depends on any use rights to Virtual ISP's name, Virtual ISP hereby grants to C&W USA a fully paid-up, worldwide, exclusive, and irrevocable license to use Virtual ISP's name in connection with providing the Service under this Agreement.

                  2.2.3 END USER TERMS AND CONDITIONS. In the event that Virtual ISP enters into a separate agreement with the End Users with respect to the Services hereunder, Virtual ISP warrants that it will require each End User to whom Virtual ISP resells the Service to agree in writing to acknowledge and comply with the terms and conditions as set forth in section 8 herein and in Exhibit C attached hereto, unless such End User agreement is otherwise executed by C&W USA directly with End Users.

                  2.2.4 COLLECTION ASSISTANCE. The Virtual ISP shall, if and when requested by C&W USA, assist C&W USA with respect to collecting amounts owed to C&W USA by End Users ("Collection Assistance"). Collection Assistance shall be limited to making a reasonable number of calls to an End User to request amounts due C&W USA. If the Virtual ISP fails to provide Collection Assistance for a particular End User, in addition to any other remedies available to C&W USA, C&W USA may, upon ten (10) days' prior written notice to the Virtual ISP, suspend its payment of royalties to the Virtual ISP for such End User until such time as the Virtual ISP provides such assistance. In addition, C&W USA reserves the right to discontinue paying royalties to the Virtual ISP for any End User that fails to pay C&W USA for C&W USA's services in accordance with C&W USA's payment terms for such services. C&W USA shall provide the Virtual ISP with ten (10) days' advance written notice prior to any such discontinuance of royalties to the Virtual ISP.

         3   PRICING:

                  Payments to C&W USA from End Users received in connection with the Service hereunder shall be apportioned between C&W USA and Virtual ISP in accordance with Exhibit A attached hereto. Fees to be paid by Virtual ISP to C&W USA associated with the Service plan including, but not limited to, any optional services to be provided by C&W USA are set forth in Exhibit A attached hereto. If service access is not provided via a local telephone number, End User will be responsible for toll or other charges. Notwithstanding anything to the contrary herein, C&W USA may upon advance written notice adjust its rates or charges or impose additional rates and charges in order to recover amounts it may be required by governmental or quasi-governmental authorities to collection or pay to others to support statutory or regulatory programs during the term of this Agreement (e.g., the "Universal Service Fund").

         4   PAYMENT:

                  Virtual ISP shall pay C&W USA fees for services provided as set forth in Exhibit A attached hereto in accordance with the terms set forth therein and in Exhibit B attached hereto. C&W USA shall pay Virtual ISP the royalty share as set forth in Exhibit A attached hereto on a monthly basis in accordance with the terms set forth therein, C&W USA reserves the right to apply Virtual ISP's royalties due to any outstanding payment from Virtual ISP due C&W USA, under this Agreement or otherwise, before providing the remaining portion thereof to Virtual ISP in payment of the royalties set forth in Exhibit A attached hereto. Amounts attributable to Federal, state and local taxes, fees, and surcharges of any kind shall be excluded from the End User payment basis used for determining the royalties due to Virtual ISP under this Agreement and Exhibit B attached hereto.

         5   TERM AND TERMINATION:

         5.1 TERM. This Agreement becomes effective as of its Effective Date and shall remain in effect for the period indicated in Exhibit A attached hereto or until terminated as provided herein. This Agreement shall continue in effect for successive consecutive additional terms as provided in Exhibit A following the



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initial Term until either Party gives the other party notice of termination as set forth in section 5.2 below.

         5.2 TERMINATION. Either Party may terminate this Agreement without cause by giving notice to the other Party at least thirty (30) days prior to the expiration of the then-current term. In the event of termination, each Party hereby agrees to not disclose to any third party the confidential information of the other Party obtained under this Agreement, including, without limitation, End User confidential information or privacy information, business plans and operations, including marketing plans, pricing strategies, and service costs, and technical information and intellectual property of any kind associated with any network element, whether or not protected through patent or copyright or other form of protection.

                  5.2.1 TERMINATION FOR CAUSE. In addition to any other termination provision set forth herein, a Party may terminate this Agreement for cause upon the other Party's Default as specified in section 10 herein. C&W USA shall have the right to terminate this Agreement if: (i) after twelve (12) months following the Effective Date of this Agreement the total number of active End Users acquired under this Agreement falls below 5,000 End Users, or (ii) Virtual ISP violates the non-compete provision set forth in section 5.2.2(b).

                  5.2.2 C&W USA END USERS. In the event of termination by either Party, C&W USA hereby reserves the right to continue to provide the Service to End Users as follows:

                           (a) CONTINUITY OF SERVICE. In the event of termination, C&W USA shall have the right to continue to provide Service to End Users in C&W USA's sole discretion.

                           (b) NON-COMPETE. Notwithstanding applicable law, in no event shall Virtual ISP be entitled to migrate or move C&W USA's End Users acquired under this Agreement or otherwise to another service, nor shall Virtual ISP attempt to solicit End Users to another service or offer to End Users the Service as set forth herein provided by a third party, for the longer of: (i) the duration of this Agreement,
         (ii) the time during which C&W USA pays royalties of any amount to Virtual ISP. However, C&W USA will optionally provide to Virtual ISP the ability to broadcast or distribute via the Service (e.g., email) to End Users, in accordance with its privacy policy. Marketing communications designed to inform End Users of Virtual ISP promotions or similar Virtual ISP sales events for services other than the Service.

                  5.2.3 SURVIVABLE DOMAIN NAME LICENSE. In the event that: (i) C&W USA terminates this Agreement for cause, or (ii) Virtual ISP terminates this Agreement without cause, Virtual ISP's fully paid-up, worldwide, exclusive, irrevocable, and perpetual license grant to C&W USA to use the domain name in connection with providing the Service under this Agreement, as described in section 2.1. shall survive termination of this Agreement and shall continue in effect for at least one (1) year form the date of termination or for as long as C&W USA pays royalties of any amount to Virtual ISP for Service hereunder, whichever is longer.

                  5.2.4 EFFECT OF TERMINATION ON ROYALTIES. In the event of termination for cause by C&W USA, C&W USA shall cease to pay royalties to Virtual ISP for Service to any End User beyond the billing period in which termination occurs. In the event of termination by C&W USA without cause, C&W USA shall continue to pay royalties to Virtual ISP as set forth in Exhibit A attached hereto for one (1) year following the date of termination; C&W USA shall cease to pay royalties to Virtual ISP for Service to any End User thereafter.

                  5.2.5 RIGHT TO TERMINATE INDIVIDUAL END USERS. C&W USA hereby reserves the right to terminate Service to any one or more particular End Users that violate C&W USA's Acceptable Use Policies.


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         6   COMPLIANCE ASSURANCE:

         6.1 COLLATERAL. C&W USA shall have the right to review all Virtual ISP sales collateral descriptions of the Service offering, and other material, including webpages containing the name, logo, or any other reference or identifying mark associated with C&W USA. Virtual ISP shall not publish or distribute such materials without having first received the prior consent of C&W USA, which shall not be unreasonably withheld.

         6.2 OPERATIONS. C&W USA further reserves the right to review Virtual ISP's sales or reprovisioning operations generally to confirm Virtual ISP compliance with the terms of this Agreement in C&W USA's sole discretion.

         7   LIMITATION OF LIABILITY:

         7.1 SERVICE. C&W USA SHALL NOT BE LIABLE FOR OMISSIONS, INTERRUPTIONS, DELAYS, ERRORS, DEFECTS OR CURTAILMENTS IN THE SERVICE INTERRUPTIONS CAUSED BY FAILURE OF EQUIPMENT OR SERVICES NOT PROVIDED BY C&W USA, FAILURE OF COMMUNICATIONS, POWER OUTAGES, OR OTHER INTERRUPTION NOT WITHIN THE COMPLETE CONTROL OF C&W USA, NOR SHALL C&W USA BE LIABLE FOR PERFORMANCE DEFICIENCIES CAUSED OR CREATED BY VIRTUAL ISP'S REPRESENTATIONS OR END USERS' EQUIPMENT.

         7.2 CONTENT. C&W USA SHALL HAVE NO LIABILITY TO VIRTUAL ISP, END USERS, OR OTHER THIRD PARTIES WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMETN OR OTHERWISE FOR CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL, INDIRECT OR PUNITIVE DAMAGES ARISING OUT OF ANY CONTENT TRANSMITTED UNDER THE TERMS OF THIS AGREEMENT. VIRTUAL ISP HEREBY RELEASES C&W USA FROM LIABILITY ARISING FROM ANY CONTENT ACCESSED VIA THE SERVICE.

         7.3 FORCE MAJEURE. C&W USA's performance under this Agreement shall be excused in case of labor difficulties, governmental orders, civil commotions, acts of god, or other conditions or circumstances beyond its reasonable control.

         7.4 IN NO EVENT SHALL C&W USA BE LIABLE FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES INCLUDING BUT NOT LMITED TO LOSS OF PROFITS, LOSS OF BUSINESS OR BUSINESS OPPORTUNITY, LOSS OF USE, ETC. THE LIABILITY OF C&W USA FOR ACTUAL PROVEN DAMAGES FOR ANY CAUSE WHATSOEVER, INCLUDING BUT NOT LIMITED TO ANY FAILURE OF OR DISRUPTION OF SERVICE, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, INCLUDING NEGLIGENCE, SHALL BE LIMITED TO AN AMOUNT EQUIVALENT TO FEES PAYABLE BY VIRTUAL ISP UNDER THIS AGREEMENT FOR THE SERVICE DURING THE PERIOD SUCH DAMAGES OCCUR.

         7.5 NO WARRANTIES. EXCEPT AS SET FORTH IN THIS AGREEMENT, C&W USA MAKES NO WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, CONCERNING THE SERVICE, AND EXPRESSLY DISCLAIMS WARRANTIES OF FITNESS FOR A PARTICULAR USE OR PURPOSE. THE WARRANTY OF MERCHANTABILITY AND ANY OTHER WARRANTY IMPLIED BY LAW.

         8   INDEMNIFICATION:

         8.1 GENERAL. Virtual ISP shall protect, indemnify, and hold harmless C&W USA and its officers, directors, employees, agents and third party suppliers along with any parties from whom C&W USA obtains network services from and against any loss, cost, claim, liability, damage, or expense (including reasonable attorneys' fees) to third parties, relating to or arising from: (i) the representations made by Virtual ISP, including sales collateral regarding the Service or regarding C&W USA, End User, or



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any of their personnel, whether or not Virtual ISP or End User has knowledge of such representations, including, without limitation, claims for libel, slander, invasion of privacy, infringement of copyright, patent infringement (where Virtual ISP or End User has used, connected, or combined the Service with the products or services of others), negligence, or tortious behavior; (ii) content including, without limitation, any claims arising out of dilution and/or (iv) physical injury or death to persons, damage to property, Virtual ISP's breach of any of the terms of this Agreement, or Virtual ISP's misrepresentation, fraud, or negligence with respect to any End User. Virtual ISP acknowledges and agrees that C&W USA shall have no obligation to Virtual ISP, End User, or any member of Virtual ISP's organization other than as expressly set forth in this Agreement.

         8.2 VIRTUAL ISP INTELLECTUAL PROPERTY. Virtual ISP represents and warrants that it or End User owns or has a license to use all copyrights, licenses, trademarks, service marks, and intellectual property rights for (i) all elements of its sales material related to the Service and (ii) all trademarks, copyrights and other intellectual property rights with respect to any Virtual ISP supplied or chosen domain name or content, and that there is no geographic restriction on Virtual ISP or End User use of any of these intellectual property elements, Virtual ISP specifically grants C&W USA the worldwide right to transmit, download, copy or cache all such intellectual property elements necessary for Virtual ISP to market the Service using C&W USA's network elements. Virtual ISP agrees to defend and/or handle at its own expense any claim or action against C&W USA or any of its affiliated entities for actual or alleged infringement of any US or international intellectual or industrial property right, including, without limitation, trademarks, service marks, patents, copyrights, misappropriation of trade secrets or any similar proprietary rights arising out of Virtual ISP's particular use of the Service.

         8.3 C&W USA INTELLECTUAL PROPERTY. C&W USA shall, at its own expense, defend any suit or claim instituted against Virtual ISP and indemnify Virtual ISP against any award of damages and costs entered against Virtual ISP by a final judgment of a court of competent jurisdiction in any such suit insofar as the same is based on a claim that the C&W USA furnished equipment and/or the C&W USA services constitute an infringement of any United States patent, copyright, trademark or similar proprietary right of a third party; provided that Virtual ISP gives C&W USA prompt written notice of the institution of such suit or the assertion of such claim and permits C&W USA to defend the same and gives C&W USA all reasonably available information and assistance and authority to enable C&W USA to do so. C&W USA shall have control of the defense of any such suit, including appeals and all negotiations thereof, including the right to effect settlement or upon the use of the C&W USA furnished equipment or the C&W USA services with any service, equipment or software not made or furnished by C&W USA. The foregoing states the entire liability of C&W USA with respect to infringement of patents, copyrights, trademarks or similar proprietary rights of a third party by the C&W USA furnished equipment and/or the C&W USA services and any resulting unavailability of such services and/or equipment.

         8.4 END USER PRIVACY. Virtual ISP hereby represents and warrants that any End User information provided by Virtual ISP to C&W USA is: (i) authorized by the End User(s) for dissemination to C&W USA, and (ii) provided in lawful compliance with any applicable consumer privacy laws, including, without limitation, consumer safety laws for the applicable jurisdiction, foreign privacy laws, as well as any private agreements between Virtual ISP and End Users. Virtual ISP shall protect, indemnify, and hold harmless C&W USA and its officers, directors, employees, agents and third party suppliers along with any parties from whom C&W USA obtains network services from and against any loss, cost, claim, liability, damage, or expense (including reasonable attorneys' fees) to End Users and third parties, relating to or arising Virtual ISP's failure to maintain End User information in compliance with all applicable privacy laws and agreements. C&W USA shall not provide End User account or other information to third parties except in compliance with an order issuing from a court of competent jurisdiction.

         9   END USER USE OF SERVICE:

         9.1 ACCEPTABLE USE POLICY. In the event that Virtual ISP enters into a separate agreement with the End Users with respect to the Services hereunder, Virtual ISP agrees to require End Users to acknowledge their compliance to the terms of C&W USA's Internet Acceptable Use Policy, which is set forth at http://www.cwusa.com/internet_aup.htm.



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         9.2 EXPORT COMPLIANCE. In the event that Virtual ISP enters into a separate agreement with the End Users with respect to the Services hereunder, Virtual ISP further agrees to require End Users to acknowledge their compliance to U.S. export laws concerning the transmission of technical data and other regulated materials via the Services.

         10   DEFAULT:

         In the event a Party fails to comply with any material term of this Agreement, including, without limitation, failure to make timely payment of any amount due the other Party or mischaracterization of C&W USA and/or the Service, that Party shall be in Default ("Default") of this Agreement. In the event of a non-payment Default, the defaulting Party shall be provided a notification of default ("Notice of Default"). In the event of Default, C&W USA shall continue to provide Service to End Users in C&W USA's sole discretion.

         11   GOVERNING LAW AND FORUM SELECTION:

         This Agreement shall be governed by, construed under, and enforced in accordance with, the laws of the Commonwealth of Virginia, exclusive of its conflict of laws rules. Any legal action of whatever nature by or against the Parties arising out of or related in any respect to the Agreement shall be brought solely, in either the United States District Court for the Eastern District of Virginia or the appropriate court of the Commonwealth of Virginia located in the jurisdiction where C&W USA has its principal place of business. Virtual ISP hereby consents to (and waives any challenge or objection to) personal jurisdiction in Virginia and consents to legal process by mail in accordance with the provisions of Code of Virginia Annotated and the Virginia rules of procedure.

         12   MISCELLANEOUS:

         In the event of a conflict between this Agreement and any applicable tariff, the tariff shall prevail. If any provision of this Agreement shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof. Neither Party shall issue a news release, public announcement, advertisement, or other form of publicity concerning the existence or the terms of this Agreement without obtaining prior written approval from the other Party. This Agreement is subject to modification by any authorized regulatory agency. C&W USA reserves the right to withhold certain End User information in compliance with state, federal and foreign privacy laws. Virtual ISP may not assign this Agreement without C&W USA's prior written consent. This Agreement shall be binding on the parties hereto and their respective personal and legal representatives, successors, and permitted assigns.

         IN WITNESS WHEREOF, C&W USA and StupidPC have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.


Virtual ISP                                Cable & Wireless USA, Inc.




By: /s/ Bart Brannon                       By: /s/ Tina Corner
    -----------------------------              -----------------------------

Name:  Bart Brannon                        Name:  Tina Corner
      ---------------------------                ---------------------------

Title:    President                        Title:  Senior Vice President
      ---------------------------                ---------------------------



Date:    November 12, 1999                 Date:
      ---------------------------                ---------------------------





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